UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 28, 2008

MEADOW VALLEY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-25428	88-0328443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4602 East Thomas Road, Phoenix, Arizona 85018

(Address of Principal Executive Offices) (Zip Code)
(602) 437-5400

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications of Rights of Security Holders
     On July 28, 2008, Meadow Valley Corporation (“Meadow Valley” or the “Company”) announced that it entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Phoenix Parent Corp., a Delaware corporation (“Parent”), and Phoenix Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Also on July 28, 2008, prior to the execution of the Merger Agreement, the Board of Directors of the Company (the “Board”) approved, following the unanimous recommendation of a special committee comprised entirely of independent members of the of Board, and the Company entered into, an Amendment to Rights Agreement (the “Amendment”), amending that certain Rights Agreement dated as of February 13, 2007 (the “Rights Agreement”), by and between the Company and Corporate Stock Transfer, Inc., as rights agent. The Amendment, among other things, provides that neither Parent, Merger Sub nor any of their affiliates will become an “Acquiring Person” (as such term is defined in the Rights Agreement), none of a “Stock Acquisition Date”, a “Distribution Date”, or a “Triggering Event” (each as defined in the Rights Agreement) shall occur, in each case, by reason of the approval, execution or delivery of, or the consummation of the transactions contemplated by, the Merger Agreement. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
Additional Information and Where to Find It
In connection with the proposed transaction, a proxy statement of Meadow Valley and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEADOW VALLEY AND THE PROPOSED TRANSACTION.
Investors will be able to obtain free copies of the proxy statement (when available) as well as other documents filed with the SEC containing information about Meadow Valley at http://www.sec.gov, the SEC’s free internet site. Free copies of Meadow Valley’ SEC filings are also available on Meadow Valley’s internet site at http://www.meadowvalley.com. Furthermore, investors may obtain free copies of Meadow Valley’s SEC filings by directing such request to Meadow Valley Corporation, Attn: Corporate Secretary, 4602 East Thomas Road, Phoenix, Arizona 85018 or by requesting the same via telephone at (602) 437-5400.
Participants in the Solicitation
     Meadow Valley and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Meadow Valley’ stockholders with respect to the proposed transaction. Information regarding the officers and directors of Meadow Valley is included in its Annual Report on Form 10-K/A filed with the SEC on April 29, 2008. MORE DETAILED INFORMATION REGARDING THE IDENTITY OF POTENTIAL PARTICIPANTS, AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITIES HOLDINGS OR OTHERWISE, WILL BE SET FORTH IN THE PROXY STATEMENT AND OTHER MATERIALS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1	Amendment to Rights Agreement, dated as of July 28, 2008, by and among Meadow Valley Corporation and Corporate Stock Transfer, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2008

MEADOW VALLEY CORPORATION
/s/ David Doty
	By:	David Doty
Chief Financial Officer

3